                                  EXHIBIT 99.11

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                           FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail


POPULAR ABS 2005-5                                                               GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Current Principal Balance ($)     Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      2        95,944.44       0.08      8.722         359       76.19         644
50,000.01 - 100,000.00              130    10,623,611.74       8.31      7.036         358       79.63         631
100,000.01 - 150,000.00             184    23,100,894.81      18.07      7.068         358       79.94         638
150,000.01 - 200,000.00             127    22,011,383.88      17.21      6.807         358       80.00         637
200,000.01 - 250,000.00              80    17,664,046.76      13.81      6.787         358       79.93         651
250,000.01 - 300,000.00              54    14,819,736.28      11.59      6.856         358       80.00         648
300,000.01 - 350,000.00              42    13,664,436.98      10.69      6.695         358       80.00         652
350,000.01 - 400,000.00              21     8,016,706.96       6.27      6.846         358       78.54         677
400,000.01 - 450,000.00              19     8,046,718.75       6.29      6.769         358       79.45         656
450,000.01 - 500,000.00               9     4,284,965.60       3.35      7.113         358       79.39         673
500,000.01 - 550,000.00               5     2,624,907.43       2.05      6.647         358       80.00         665
550,000.01 - 600,000.00               4     2,289,136.94       1.79      7.216         359       80.00         731
600,000.01 - 650,000.00               1       629,779.20       0.49      6.690         356       80.00         632
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Min: $46,973.52
Max: $629,779.20
Average: $188,602.17
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Current Gross Rate                Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         3       803,889.83       0.63      4.990         358       80.00         636
5.000 - 5.499                         3       655,719.15       0.51      5.401         359       80.00         670
5.500 - 5.999                        28     5,701,599.29       4.46      5.868         359       79.80         652
6.000 - 6.499                       131    25,256,361.29      19.75      6.310         358       79.99         649
6.500 - 6.999                       259    50,948,227.96      39.84      6.759         358       79.96         647
7.000 - 7.499                       138    25,644,520.32      20.05      7.266         358       79.61         655
7.500 - 7.999                        80    14,545,554.09      11.38      7.706         358       79.38         646
8.000 - 8.499                        19     2,623,230.82       2.05      8.197         359       78.50         621
8.500 - 8.999                        13     1,248,939.86       0.98      8.667         358       79.64         619
9.000 - 9.499                         2       248,769.40       0.19      9.193         359       85.24         612
9.500 - 9.999                         2       195,457.76       0.15      9.756         358       80.00         685
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Min: 4.990
Max: 9.990
Weighted Average: 6.879
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                               GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
FICO                              Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
550 - 574                             3       867,917.93       0.68      6.722         358       80.00         567
575 - 599                            86    11,961,228.04       9.35      7.001         358       79.90         591
600 - 624                           158    25,882,822.15      20.24      6.967         358       79.89         613
625 - 649                           191    35,315,733.62      27.62      6.880         358       79.87         636
650 - 674                           117    25,788,099.32      20.17      6.784         358       79.74         659
675 - 699                            55    11,508,435.99       9.00      6.886         358       79.50         687
700 - 724                            39     8,143,583.40       6.37      6.619         358       79.99         708
725 - 749                            14     3,084,530.47       2.41      6.842         358       80.00         736
750 - 774                            10     3,697,699.94       2.89      7.083         358       78.80         764
775 - 799                             4     1,327,043.37       1.04      7.161         358       80.00         787
800 - 824                             1       295,175.54       0.23      6.390         357       80.00         803
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Min: 566
Max: 803
NZ Weighted Average: 649
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Original LTV                      Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
65.00 - 69.99                         3       233,605.21       0.18      7.827         358       68.21         618
70.00 - 74.99                         6     1,896,772.88       1.48      7.346         359       70.50         675
75.00 - 79.99                        19     2,661,156.87       2.08      7.233         358       77.68         648
80.00 - 80.00                       649   122,950,303.90      96.15      6.860         358       80.00         648
90.00 - 94.99                         1       130,430.91       0.10      9.150         359       90.00         619
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Min: 67.47
Max: 90.00
Weighted Average: 79.80
% > 80: 0.10
% > 90: 0.00
% > 95: 0.00
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                        Weighted     Average
                                                  Current      Pct by    Average      Stated    Weighted    Weighted
                                     # of       Principal        Curr      Gross   Remaining     Average     Average
Original CLTV incl. Silent Seconds  Loans         Balance    Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
80.01 - 84.99                           2      175,743.41        0.14      8.037         358       67.66         616
85.00 - 89.99                           2      753,132.89        0.59      7.011         359       74.78         594
90.00 - 94.99                          15    4,904,963.18        3.84      6.993         359       79.02         670
95.00 - 99.99                          37    9,093,641.95        7.11      6.771         358       79.36         656
100.00 >=                             622  112,944,788.34       88.33      6.880         358       79.92         647
---------------------------------------------------------------------------------------------------------------------
Total:                                678  127,872,269.77      100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                               GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Original Term (months)            Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
360                                 678   127,872,269.77     100.00     6.879          358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00     6.879          358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Stated Remaining Term (months)    Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
301 - 360                           678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Min: 354
Max: 360
Weighted Average: 358
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
FRM                                # of        Principal       Curr      Gross   Remaining     Average     Average
ARM                               Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
ARM                                 678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Product                           Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
ARM 2/28                            384    60,251,937.82      47.12      6.919         358       79.89         643
ARM 2/28 - 60mo IO                  189    43,554,386.12      34.06      6.889         358       79.94         653
ARM 3/27                             61    12,117,648.34       9.48      6.863         358       79.54         653
ARM 3/27 - 60mo IO                   24     6,961,085.31       5.44      6.713         358       78.45         658
ARM 5/25                             13     3,126,656.17       2.45      6.673         359       80.00         656
ARM 5/25 - 60mo IO                    7     1,860,556.01       1.46      6.431         359       80.00         651
---------------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358       79.80         649
---------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                               GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Prepayment Penalty Original Term (months)  Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
0                                            136    25,750,199.23      20.14      7.053         358       79.97         654
6                                              1        67,761.50       0.05      8.740         358       80.00         576
12                                            41    12,592,820.89       9.85      6.966         359       79.69         667
24                                           404    70,165,513.90      54.87      6.807         358       79.94         645
36                                            75    15,024,700.63      11.75      6.892         358       78.89         645
60                                            21     4,271,273.62       3.34      6.682         359       80.00         641
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 79.86
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Lien                                       Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
First Lien                                   678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Documentation Type                         Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
SI                                           369    76,136,219.07      59.54      7.049         358       79.77         664
Full Doc                                     305    50,302,181.82      39.34      6.616         358       79.84         626
Alt Doc                                        3     1,250,020.00       0.98      7.121         357       80.00         623
Lite Doc                                       1       183,848.88       0.14      6.990         359       80.00         626
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Loan Purpose                               Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Purchase                                     458    86,678,533.04      67.79      6.913         358       79.84         654
Cashout Refinance                            200    38,411,260.86      30.04      6.812         358       79.69         638
Rate/Term Refinance                           20     2,782,475.87       2.18      6.739         359       80.00         620
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Property Type                              Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family Detached                       599   110,564,750.60      86.46      6.871         358       79.78         648
Condominium                                   57    10,676,370.44       8.35      6.942         358       79.87         647
Duplex                                        21     6,038,011.80       4.72      6.876         359       80.00         647
Triplex                                        1       593,136.93       0.46      7.250         359       80.00         764
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                     GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Occupancy Type                             Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                               672   126,740,390.36      99.11      6.869         358       79.83         648
Non-Owner Occupied                             6     1,131,879.41       0.89      8.063         359       76.07         743
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
State                                      Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
California                                    66    21,234,991.69      16.61      6.811         357       80.00         659
Florida                                       82    17,153,439.55      13.41      6.951         358       79.59         652
Michigan                                     102    13,386,846.78      10.47      6.884         359       80.00         638
New York                                      21     7,726,214.92       6.04      6.770         359       79.49         659
Arizona                                       42     6,927,086.86       5.42      7.065         359       79.88         649
Maryland                                      25     6,920,095.22       5.41      7.016         358       78.52         656
Illinois                                      29     6,504,758.92       5.09      7.004         358       79.82         684
Virginia                                      19     5,101,705.12       3.99      6.838         358       79.85         651
Ohio                                          29     3,996,858.77       3.13      6.725         359       79.88         632
Missouri                                      30     3,521,625.64       2.75      7.046         359       79.90         624
Indiana                                       31     3,464,120.11       2.71      6.908         358       79.92         627
Massachusetts                                 13     3,234,920.80       2.53      6.933         358       79.98         649
Nevada                                        12     2,998,120.77       2.34      6.663         358       80.00         662
North Carolina                                17     2,696,252.27       2.11      6.501         358       80.00         631
Wisconsin                                     21     2,646,086.34       2.07      7.197         359       80.00         643
Georgia                                       17     2,497,989.79       1.95      6.764         358       79.82         642
Colorado                                      16     2,377,215.43       1.86      6.842         358       80.00         641
Washington                                    12     2,348,009.53       1.84      6.818         358       80.00         641
New Jersey                                     6     1,627,828.11       1.27      6.893         359       80.00         652
Kentucky                                      11     1,617,201.59       1.26      6.325         359       79.76         631
Kansas                                        16     1,593,325.87       1.25      7.182         358       79.70         624
Alabama                                       10     1,366,165.33       1.07      7.328         359       80.00         630
Oregon                                         7     1,160,205.34       0.91      6.644         358       80.00         657
Tennessee                                     12     1,121,467.97       0.88      6.517         358       80.00         626
Connecticut                                    5       778,008.03       0.61      6.974         359       80.00         630
Utah                                           5       760,429.19       0.59      7.525         359       80.00         633
Delaware                                       2       622,629.53       0.49      4.990         358       80.00         628
South Carolina                                 5       496,930.87       0.39      7.331         359       82.62         640
Pennsylvania                                   4       435,559.13       0.34      6.728         359       80.00         621
Nebraska                                       2       277,725.77       0.22      7.854         359       80.00         630
New Mexico                                     2       277,172.91       0.22      6.964         358       80.00         595
Rhode Island                                   2       267,865.63       0.21      6.347         359       80.00         657
Iowa                                           1       256,000.00       0.20      6.540         359       80.00         648
New Hampshire                                  1       214,223.91       0.17      6.990         359       80.00         597
Oklahoma                                       2       205,330.28       0.16      7.255         358       80.00         605
Idaho                                          1        57,861.80       0.05      7.190         357       69.88         626
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 92563(1.29093%),91913(1.19790%),11221(0.59325%)
Number of States: 36
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                      GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Gross Margin                               Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                  1       230,969.40       0.18      5.990        359        80.00         633
2.000 - 2.499                                  1       262,950.26       0.21      6.250        359        80.00         653
2.500 - 2.999                                  1       238,987.52       0.19      6.590        359        79.73         682
3.000 - 3.499                                  1       259,571.68       0.20      6.990        358        80.00         629
3.500 - 3.999                                  4     1,466,685.35       1.15      7.545        359        71.67         696
4.000 - 4.499                                  7     1,663,546.53       1.30      6.909        357        80.00         719
4.500 - 4.999                                 15     3,218,316.45       2.52      6.192        358        79.87         646
5.000 - 5.499                                 23     5,106,099.50       3.99      5.961        359        80.00         651
5.500 - 5.999                                174    37,150,599.32      29.05      6.598        357        79.88         656
6.000 - 6.499                                187    33,744,649.53      26.39      6.735        359        79.99         646
6.500 - 6.999                                134    24,815,951.85      19.41      7.225        359        79.89         649
7.000 - 7.499                                 56     8,446,954.77       6.61      7.495        359        79.91         635
7.500 - 7.999                                 49     8,103,396.79       6.34      7.322        359        79.34         632
8.000 - 8.499                                 17     2,052,673.35       1.61      8.222        359        80.49         608
8.500 - 8.999                                  6       988,220.14       0.77      8.141        359        79.83         614
9.000 - 9.499                                  2       122,697.33       0.10      8.722        358        79.36         583
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879        358        79.80         649
----------------------------------------------------------------------------------------------------------------------------
Min (>0): 1.930
Max: 9.000
Weighted Average (>0):6.288
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Minimum Interest rate                      Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                  4       914,289.83       0.72      5.076         358       80.00         640
5.000 - 5.499                                 11     2,713,391.76       2.12      6.005         358       80.00         645
5.500 - 5.999                                 53    10,517,787.84       8.23      6.193         358       79.89         650
6.000 - 6.499                                149    31,061,673.98      24.29      6.524         358       79.99         651
6.500 - 6.999                                221    42,552,612.27      33.28      6.805         358       79.90         648
7.000 - 7.499                                123    22,053,634.30      17.25      7.277         358       79.54         653
7.500 - 7.999                                 86    14,209,152.65      11.11      7.667         358       79.37         648
8.000 - 8.499                                 15     1,974,691.26       1.54      8.100         359       79.24         618
8.500 - 8.999                                 14     1,626,266.48       1.27      8.420         358       79.73         607
9.000 - 9.499                                  2       248,769.40       0.19      9.193         359       85.24         612
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Min (>0): 4.700
Max: 9.240
Weighted Average (>0): 6.758
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                      GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Maximum Interest Rate                      Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                               3       803,889.83        0.63      4.990         358       80.00         636
11.000 - 11.499                               3       655,719.15        0.51      5.401         359       80.00         670
11.500 - 11.999                              17     3,441,178.21        2.69      5.947         359       79.67         651
12.000 - 12.499                              31     7,098,670.52        5.55      6.309         359       80.00         638
12.500 - 12.999                              80    16,633,580.73       13.01      6.654         359       80.00         639
13.000 - 13.499                             140    26,901,396.34       21.04      6.627         358       79.81         656
13.500 - 13.999                             219    41,439,648.50       32.41      6.909         358       79.76         649
14.000 - 14.499                             105    17,487,987.86       13.68      7.341         358       79.78         651
14.500 - 14.999                              52     8,040,376.29        6.29      7.738         358       79.79         649
15.000 - 15.499                              11     1,429,672.09        1.12      8.325         358       79.93         618
15.500 - 15.999                               8       913,984.52        0.71      8.906         358       80.00         623
16.000 - 16.499                               1       118,338.49        0.09      9.240         359       80.00         605
16.500 - 16.999                               5     2,134,928.47        1.67      6.750         359       80.00         671
17.000 - 17.499                               3       772,898.77        0.60      7.039         359       74.91         601
----------------------------------------------------------------------------------------------------------------------------
Total:                                      678   127,872,269.77      100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Min (>0): 10.990
Max: 17.390
Weighted Average (>0): 13.601
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Initial Periodic Rate Cap                  Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1.500                                          7     1,633,599.68       1.28      7.003         358       80.00         643
2.000                                          2       432,000.00       0.34      7.241         358       80.00         660
3.000                                        669   125,806,670.09      98.38      6.876         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Min (>0): 1.500
Max: 3.000
Weighted Average (>0): 2.977
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated    Weighted    Weighted
                                            # of        Principal       Curr      Gross   Remaining     Average     Average
Subsequent Periodic Rate Cap               Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------
1.000                                        590   108,537,195.78      84.88      6.896         358       79.79         645
1.500                                         21     3,986,274.51       3.12      6.765         358       80.00         647
2.000                                         67    15,348,799.48      12.00      6.793         357       79.79         671
----------------------------------------------------------------------------------------------------------------------------
Total:                                       678   127,872,269.77     100.00      6.879         358       79.80         649
----------------------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.136
----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------